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                                                                 EXHIBIT 10.7(b)

                                 LEASE AGREEMENT


THE STATE OF TEXAS         )

COUNTY OF HARRIS           )

         THIS LEASE AGREEMENT ("Lease") made and entered into as of this 7th day of June, 1996, by and between PLAZA DEL ORO BUSINESS CENTER (hereinafter called "Landlord") and Introgen Therapeutics, Inc., a Delaware corporation and its subsidiaries and affiliates (hereinafter called "Tenant").

                               W I T N E S S E T H

                                    ARTICLE I


         A. Leased Premises. Subject to and upon the terms and conditions set forth herein, and each in consideration of the duties, covenants and agreements of the other hereunder, Landlord hereby leases, demises and lets to Tenant and Tenant hereby leases from Landlord those certain premises consisting of a space containing an area of 2,405 square feet, more or less, (hereinafter called the "Leased Premises") in the building known as Building A (hereinafter called the "Building") located upon the lot, tract or parcel of land situated in Harris County, Texas, more particularly described by metes and bounds on Exhibit "A" attached hereto and made a part hereof for all purposes and presently designated as PLAZA DEL ORO BUSINESS CENTER, an office-warehouse center (hereinafter called the "Center") consisting of the building and four (4) other buildings (hereinafter called the "Other Buildings"), all as shown on the site plan attached hereto as Exhibit "B" and made a part hereof for all purposes. The Leased Premises are outlined in red on the building plan attached hereto as Exhibit "C" and made a part hereof for all purposes.

         B. Use in Common. Subject to and upon the terms and conditions set forth herein, the use and occupancy by Tenant of the Leased Premises shall include the use in common with other tenants in the Building and the Other Buildings, and their employees, agents, contractors, guests and invitees, of the common areas of the Center (hereinafter called the "Common Areas") including, without limitation, the sidewalks, landscaped areas, service areas, automobile driveways, service driveways, access roads and parking areas shown on Exhibit "B", and the easements and rights of way appurtenant to the center.

                                   ARTICLE II

         A. Term. Subject to and upon the terms and conditions set forth herein, this Lease shall continue in force for a term of One (1) year (hereinafter called the "Term"), commencing on the 15th day of June, 1996, and expiring on the 31st day of June, 1997. In the event that the Leased Premises should not be ready for occupancy by the said commencement date for any reason, Landlord shall not
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be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof and the commencement date of this Lease shall be the date that the Leased Premises become ready for occupancy by Tenant in accordance with Paragraph F(2) of Article III hereof or the date Tenant accepts the Leased Premises, whichever shall first occur. In such event Landlord and Tenant will, at the request of either, execute a memorandum specifying the revised commencement date of the Term. In the event the commencement date or revised commencement date shall be a date other than the first day of a calendar month, the Term shall be for one (1) full year plus the number of days remaining in the month in which the Term commences.

         B. Use. The Leased Premises are to be used and occupied by Tenant solely for the purpose of office and laboratory use and no other purpose.

         C. Net Rentable Area. As used herein, the term "Net Rentable Area of the Leased Premises" shall include all space within the demising walls of the Leased Premises as measured from the mid-point of the demising walls; the term "Net Rentable Area of the Building" shall mean all space within the exterior walls of the Building, as measured from the mid-point of said walls; and the term "Net Rentable Area or the Center" shall mean all space within the exterior walls of the Building and Other Buildings, as measured from the mid-point of said walls. Based upon said definitions and for the purposes hereof, the Net Rentable Area of the Leased Premises shall be deemed to be Seven and Nine One Hundredths percent (7.9%) of the Net Rentable Area of the Building and the Net Rentable Area of the Leased Premises shall be deemed to be One and Fifty-Four One Hundredths percent (1.54%) of the Net Rentable Area of the Center.

         D. Base Rental and Security Deposit.

                  (a) Tenant promises and agrees to pay to Landlord, annually throughout the Term, subject to adjustments as hereinafter provided, base rental (hereinafter called the "Base Rental") in the amount of Twenty-four Thousand and no/100 Dollars ($24,000.00). Base rental shall be due and payable in twelve (12) equal monthly installments of Two Thousand and no/100 Dollars ($2,000.00) each, on the first day of each calendar month during each year of the Term, and Tenant hereby agrees to so pay such rent to Landlord at Landlord's address as provided herein, monthly in advance, without demand, deduction or set-off. If the Term commences on other than the first day of a calendar month, Tenant shall pay on such commencement date a pro rata payment which shall be in addition to the full monthly installments payable during the Term. In accordance with the terms of this paragraph D of Article II, payment has been made and receipt is hereby acknowledged of an amount sufficient to cover Base Rental as due and payable for the first full calendar month and prorated rent for any prior partial month of the Term.

                  (b) In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Two Thousand and no/100 Dollars ($2,000.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided


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herein or provided by law, use such funds to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled.

         E. Base Rental Adjustment. Base Rental may be increased or decreased throughout the Term as follows:

                  1. For all purposes hereof, "Base Year" shall mean the calendar year 1995.

                  2. Base Rental includes a component consisting of the Basic Cost (as hereinafter defined) and the Basic Cost for the Base Year is hereby stipulated to be One and 30/100 Dollars ($1.30) per square foot of Net Rentable Area contained in the Center.

                  3. Within sixty (60) days after the commencement of each calendar year (except the Base Year) during the Term, Landlord shall provide Tenant with a written estimate of the Basic Cost for such calendar year, and the Base Rental for such calendar year shall be increased by the amount, if any, of the excess of Tenant's proportionate share of the Basic Cost for the Base Year, but in no event shall there be any Base Rental Adjustment during the primary lease term.

                  4. Within one hundred eighty (180) days after the end of each calendar year (except the Base Year) of the Term, Landlord shall furnish Tenant with a statement showing the actual Basic Cost for the calendar year just ended. An amount equal to the difference between Tenant's proportionate share of the actual Basic Cost and Tenant's proportionate share of the estimated Basic Cost for the calendar year just ended shall be paid by Landlord to Tenant or by Tenant to Landlord, as appropriate, within fifteen (15) days of the delivery of such statement, to the end that Landlord shall receive, and Tenant shall pay, as a portion of Base Rental for each calendar year during the Term, Tenant's proportionate share of any increases in the Basic Cost over the Basic Cost for the Basic Year. The obligations of Landlord and Tenant regarding any adjustment for increases in the Basic Cost for the year in which this lease expires or otherwise terminates shall expressly survive the termination of this Lease.

                  5. Any adjustment of Base Rental shall operate retroactively and be effective as of the first day of each calendar year.

                  6. As an alternative to the procedure described in subparagraphs 3, 4, and 5 above, Landlord, at its sole option, may elect to invoice Tenant annually, within one hundred eighty days (180) days after the end of each calendar year (except the Base Year) during the Term, for the amount, if any, of the excess of Tenant's proportionate share of the Basic Cost for the calendar year just ended over the Basic Cost for the Base Year, and Tenant shall pay said amount as additional rent within fifteen (15) days after receipt of such invoice from Landlord.


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                  7. For all purposes hereof, "Tenant's proportionate share"
shall be that proportion which the Net Rentable Area of the Leased Premises bears to the Net rentable area of the Center.

                  8. Notwithstanding anything contained herein to the contrary, in no event shall Base Rental be reduced below the amounts specified in Article II, Paragraph D hereof.

         F. Past Due Rent and Charges. Landlord shall be entitled to collect a late charge of $5.00 for each day from the date due until the date paid on all installments of Base Rental or other charges payable by Tenant hereunder which are not paid within five (5) days after the date due. In addition, all installments of Base Rental or other charges payable by Tenant hereunder which are not paid within thirty (30) days after the date due shall bear interest at the rate of eighteen percent (18%) per annum from the date due until the date paid. Any election of Landlord to accept the payment of past due installments of Base Rental and/or other charges payable by Tenant hereunder without the payment of the late charge and/or interest described herein shall not be deemed a waiver of Landlord's right to collect said late charge and/or interest in the event of any subsequent past due installment or installments of Base Rental and/or other charges payable by Tenant hereunder.

         G. Basic Cost. As used herein, the term "Basic Cost" shall consist of the following:

                  1. Cost of Landlord's fire and extended coverage and liability insurance applicable to the Center and the buildings therein;

                  2. All general and special taxes, except taxes based on income, impositions, assessments and governmental charges, or any substitutions in lieu thereof, imposed upon the Center and buildings therein, whether federal, state, county or municipal, and whether by taxing districts or authorities presently existing or by others subsequently created; and

                  3. Common Area Maintenance Costs, as defined in Article III, Paragraph C hereof.

         H. Audit. Tenant, at its expense, shall have the right, once each calendar year, upon thirty (30) days prior written notice to Landlord, to audit Landlord's books and records relating to this Lease for the Base Year and any calendar year thereafter.


                                   ARTICLE III

Landlord covenants and agrees with Tenant:

         A. Utilities. To provide, at Landlord's cost, normal water, sanitary sewer, electricity and gas connections to the Leased Premises from the nearest water, sanitary sewer, electric and gas mains, laterals and/or trunk lines serving the Center. Any interruptions or cessation of said services shall not render Landlord liable in any respect for injury, damage or loss to persons or property, except in the case of said interruption being caused by Landlords negligent acts, shall not be


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construed as an eviction of Tenant, shall not work an abatement of rent, and shall not relieve Tenant from fulfillment of any covenant or agreement hereof.

         B. Maintenance and Repairs to Building. Subject to the provisions of
Article IV, provisions Paragraph C and Article V, Paragraph F hereof, to make, at Landlord's expense, all repairs and replacements, structural or otherwise, necessary to keep the roof, foundation and the structural soundness of the exterior walls of the Building in good repair; provided, however, that the term "exterior walls" as used herein shall not include any items for which Tenant is responsible under Article IV, Paragraph C, and nothing contained in this Article III, Paragraph B shall require Landlord to paint the interior of the Leased Premises or the interior of the Building or to make any other repairs or replacements to the Building at any time except when such other repairs and replacements are required under this Article III, Paragraph B, or under the provisions of Article V, Paragraph F hereof. Landlord's liability hereunder shall be limited to the cost of such repairs. Any entry for the purpose of making such repairs shall not affect Tenant's obligations under this Lease and shall not constitute any ground for abatement of any rentals or other charges payable by Tenant hereunder, and Tenant hereby expressly waives all claims for inconveniences, disturbance, interruption and/or loss of Tenants business or other damages due to said entry, unless caused by the gross negligence of Landlord or its agents.

         C. Common Area Maintenance and Repairs. To keep swept in a neat, clean condition the common areas, untidiness due to normal and usual use only excepted, and in addition, to (i) repair the Common Areas, including, without limitation, surface of the driveways, sidewalks, service areas, and parking areas, (ii) keep the parking and service areas stripped, and (iii) maintain the landscaped areas, including landscape replacement. Said maintenance and repairs shall include, as more specifically set forth below, all repairs and replacements and the supplies and materials therefor, which in Landlord's reasonable judgment are necessary to preserve the utility of the Common Areas in the condition same were in at the time of completion, reasonable wear and tear only excepted.

                  As used herein, "Common Area Maintenance Costs" shall mean all costs and expenses of every kind paid or incurred during the Term in connection with the operation and upkeep of Common Areas, including, without limitation, sidewalks, landscaped areas, service areas, automobile driveways, service driveways, parking areas, signs, lighting, sweeping, cleaning, draining and striping the parking and service areas, and where necessary, the cost of replacing any of said common facilities, and the cost of policing and protecting same. In addition to the foregoing, and without limiting the generality thereof, the Common Area Maintenance Costs shall include: wages paid to employees or contractors of Landlord hired for the purpose of maintaining the Common Areas, premiums for common area workmen's compensation and common area employees' liability insurance, common area unemployment taxes, common area Social Security taxes, personal property taxes for Common Areas, common area licenses and permits, common area supplies, electricity, lighting fixtures and bulbs, and rentals paid for equipment rented or leased or used in the operation and maintenance thereof and a fee to be paid Landlord, or Landlord's designee, for the administrative expense of maintaining the Common Areas, provided that said fee shall not exceed five percent (5%) of all other common Area Maintenance Costs for any calendar year.


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         D. Keys. To furnish Tenant, free of charge, with two (2) keys for each door entering the Leased Premises. Additional keys will be furnished at a charge by Landlord equal to its cost plus fifteen percent (15%) on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Leased Premises without the written consent of Landlord, and in the event Landlord gives its consent, Tenant shall furnish Landlord a key for each such additional lock upon the installation thereof. Tenant shall not make, or permit to be made, any duplicate keys except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Leased Premises and give to Landlord the combination of all locks for safes, safe cabinets and vault doors, if any, in the Leased Premises.

         E. Signs. That Tenant shall have the right to install sign letters, numerals, emblems, trademarks, insignia or other designs upon certain areas and spaces designated by Landlord on the Leased Premises in accordance with the sign criteria set forth in Exhibit "D" attached hereto and made a part hereof for all purposes.

         F. Construction. That the condition of the Leased Premises as of the date of this Lease is such that the Shell of the Building (as hereinafter defined) and certain Leasehold Improvements are completed. In this connection, Landlord and Tenant have agreed and do hereby agree as follows:

                  1. The definitions set out below apply to the following terms as those terms are used in this Lease, unless the context clearly requires a different meaning:

                           (a) "Shell of Building" means the building,
consisting of beams, structural steel, exterior walls, roof, paint on exterior walls and trim, interior finish and paint in certain areas of the Building that are common to the Building as a whole, such as entries and corridors exterior to the Leased Premises and certain utility service lines, including electrical and sanitary sewer service to the Building, sidewalks, parking area and other common areas and facilities, all as shown on the approved plans and specifications (as hereinafter defined).

                           (b) "Leasehold Improvements" means all existing
improvements as shown on the architectural floor plan attached hereto as "Exhibit "E" and made a part hereof for all purposes and any other improvements required by Tenant and approved by Landlord.

                  2. Subject to the foregoing terms and agreements of this Lease, Tenant agrees to complete any additional improvements in a good and workmanlike manner and in accordance with the plans and specifications furnished by Tenant and approved by Landlord. All improvements or changes in addition to the existing Leasehold Improvements on Exhibit "E" shall be for Tenant's account and Tenant shall pay the cost thereof. Tenant agrees that upon expiration of this lease, at Landlord's request Tenant shall, at Tenant's expense, cause the removal of any portion of any additional leasehold improvements made by Tenant, and repair any affected part of the existing leasehold improvements.


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                  3. The rights of Tenant in and to the Leasehold Improvements, when completed, shall be limited to Tenant's leasehold estate therein, which is a possessory right, subject to all of the terms and conditions of this Lease, and the Leasehold Improvements shall constitute a part of the fee remainder, subject to Tenant's right of possession and use during the Term, and notwithstanding that Tenant may have contributed to the initial cost or to the subsequent repair or replacement thereof. Under no circumstances shall Tenant's rights in the Leasehold Improvements entitle Tenant to collaterally assign, grant a security interest in or remove the Leasehold Improvements, or any part thereof, at any time during the Term.

         G. Quiet Enjoyment. That so long as Tenant shall pay all Base Rental, additional rent and other charges payable by Tenant hereunder, and shall observe and abide by all reasonable regulations regarding use of the Center, the Building, the Other Buildings and the Common Areas, and shall observe and perform all of the covenants on Tenant's part to be observed and performed hereunder, then, subject to the limitations upon the title to the Center set forth on Exhibit "G" attached hereto and made a part hereof for all purposes, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the entire term without interruption by Landlord or any person or persons lawfully or equitably claiming by, through or under Landlord. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors and assigns only with respect to breaches occurring during its and their respective ownership of the Landlord's interest hereunder. In addition, Tenant specifically agrees to look solely to Landlord's interest in the Center for the recovery of any judgment from Landlord, it being expressly agreed and understood that Landlord shall never be personally liable for any such judgment.

         H. Parking. Tenant shall have the right to six (6) parking spaces located in the Center as shown in Exhibit B hereto. Landlord may designate additional parking at an easement adjacent to Building B and at the rear of Tenants Leasehold. Landlord reserves the right from time to time to assign, or reassign, the location of such parking spaces in any manner that Landlord in Landlord's sole discretion, deems more beneficial to the operation of the Center. Tenant agrees that it will employ reasonable efforts to prevent the use by Tenant's employees and visitors of any parking spaces allocated to other tenants. Landlord reserves the right to promulgate rules and regulations for the use of all parking areas at any time during the term of this Lease.

                                   ARTICLE IV

Tenant covenants and agrees with Landlord:

         A. Payment. To pay all Base Rental, additional rental and other charges provided to be paid to Landlord hereunder at the times and in the manner herein provided.

         B. Utility Payments. To pay all charges for water, sanitary sewer, electricity, gas and telephone service used in, on or about the Leased Premises and all maintenance charges for said utilities as follows:


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                  1. Tenant promises and agrees to pay directly to the utility companies, within thirty (30) days after receipt statement for services, all charges for electricity, gas and telephone service used in, on or about the Leased Premises and all maintenance charges therefor.

                  2. Tenant promises and agrees to pay Landlord, within ten (10)
                     days after receipt of Landlord's statement therefor, Tenant's proportionate share of all charges for water and sanitary sewer services furnished to the Building provided, however, that landlord reserves the right, at its sole option, to install a separate flow meter on and for the Leased Premises, and in such event, Tenant promises and agrees to pay to Landlord within ten (10) days after receipt of Landlord's statement therefore all charges for water and sanitary sewage services furnished to the Leased Premises. For purposes of the forgoing, Tenant's proportionate share of all water and sanitary sewer charges furnished to the Building shall be that proportion which the Net Rentable area of the Leased Premises bears to the Net Rentable Area of the Building, less any portion thereof separately metered.

         C. Repairs and replacements. To make, at its sole cost and expense, all repairs and replacements to the Building (except repairs and replacements for which Landlord is expressly obligated under Article III, Paragraph B) and the Leased Premises, and the fixture, appurtenances and equipment therein, as and when needed to preserve them in good working order and condition. Notwithstanding Landlord's obligations under Article III Paragraph B any damage or injury to the Leased premises and to its fixtures, appurtenances and equipment caused by Tenant's negligence or the negligence of Tenant's employees, agents contractors, guests or invitees, or moving property in or out of the Building by installation or removal of furniture, fixtures or other property, shall be repaired or replaced promptly by Tenant at its sole cost and expense, which repairs and replacements shall be in quality and class equal to the original work or installations.

         Without limiting the generality of the foregoing, Tenant shall, at its sole cost and expense, repair and/or replace all damaged windows, glass and plate glass, doors, any specific office or warehouse front, interior walls, any finish conditioning equipment and systems in and for the Leased Premises, water, sanitary sewer, electricity and gas lines to the point of connection to the Leased Premises (provided that any damage to the mains, laterals or trunk lines from the point of connection to the Leased Premises caused by the Tenant or its employees, agents, contractors, guests or invitees, shall be Tenant's responsibility), plumbing and electrical work and fixtures, and shall suffer and permit no waste; provided however, that Tenant shall not be obligated to repair any damage caused by fire, tornado, or other casualty covered by fire and extended coverage provisions of Landlord's fire and extended coverage insurance policy.

         If Tenant fails to perform Tenant's obligations under this Article IV, Paragraph C, Landlord may, at Landlord's option, enter upon the Leased Premises after ten (10) days prior written notice to Tenant, and cause all necessary repairs and/or replacements to be made, and the cost thereof shall be due and payable to Landlord within ten (10) days after receipt of Landlord's statement therefor.


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         D. Tenant's Property and Liens. That Tenant shall be responsible for and shall pay, before same become delinquent, all federal, state, country, and municipal taxes assessed against any leasehold interest and all personal property of any kinds owned by or placed in, on or about the Leased premises by Tenant during the Term, including, without limitation, any additional leasehold improvements or alterations made by Tenant, and all furnishings, equipment, trade fixtures, inventory, and merchandise of Tenant. Tenant shall neither permit nor suffer an involuntary lien to be filed or affixed against the Leased Premises, any part thereof or any fixture attached thereto, whether same be movable or not, and shall not voluntarily grant any lien or security interest therein. In the event any such voluntary or involuntary lien, including, without limitation, any mechanic's lien and tax lien, shall be filed and/or affixed against the Leased Premises, any part thereof of any fixture attached thereto, including, without limitation, items of work and improvement comprising the interior (notwithstanding that same may or might constitute a part of the fee remainder), and Tenant has not caused same to be released and discharged of record within twenty (20) days after notice and demand by Landlord for the release and discharge thereof, Landlord may, at its option, pursue the rights and remedies provided in Article V, Paragraph H hereof without the necessity of any further notice or demand, or Landlord may cause same to be vacated or released either by paying the amount claimed to be due or by procuring the release of such lien by giving security or in such other manner provided by law. If Landlord elects to effect the release and discharge of record of such lien, Tenant shall repay to Landlord, immediately upon demand, all such sums disbursed or deposited by Landlord pursuant to the foregoing provision of this paragraph. Nothing contained herein, however, shall imply any consent or agreement on the part of Landlord or anyone holding under Landlord to subject Landlord's interest to liability under any mechanics or other lien law, regardless of whether the performance of the furnishing of such work, labor, services or materials to Tenant or anyone holding under Tenant shall have been consented to by Landlord.

         All furnishings, equipment, trade fixtures and any other property necessary for the proper operation of Tenant's business shall be furnished and installed by Tenant at its sole cost and expense unless specifically provided to the contrary herein. All property stored or warehoused at the Leased Premises shall be stored or warehoused at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurer, if any, unless such damage shall be caused by the gross negligence of Landlord.

         E. Surrender. Not to commit or allow any waste or damage to be committed on any portion of the Leased Premises, the Building, the Other Buildings, or the Center, and at the expiration or earlier termination of this Lease, to surrender the Leased Premises to Landlord in as good condition as at the date of possession by Tenant, ordinary wear and tear expected; and upon such expiration or earlier termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises.

         F. Assign and Sublet. Not to assign this Lease or sublet the Leased Premises, or any portion thereof, without the prior written consent of Landlord, and any attempted assignment or subletting without such consent, whether express or by operation of law, shall be void. Landlord and Tenant specifically agree that in the event of any approved assignment or subletting, the rights of any such assignee or subtenant of Tenant herein to the use and occupancy of the Leased Premises shall be


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subject to all of the terms, conditions and provisions of this Lease, including, without limitation, restrictions on use and the covenant to pay Base Rental, additional rent and other charges payable by Tenant hereunder, and Landlord may collect Base Rental, additional rent and other charges payable by Tenant hereunder directly from such assignee or subtenant and apply the amount so collected to the rents herein reserved. Any consent to or recognition of any such assignment or subletting, or a release of Tenant, or any guarantor or Tenant's performance hereunder, from further performance by Tenant of covenants undertaken to be performed by Tenant herein, and Tenant will remain liable and responsible for all rents and other obligations herein imposed upon Tenant. In the event Landlord shall sell or convey the Leased Premises, the grantee shall take such property subject to the terms hereof and shall be subrogated to all for the rights and privileges of Landlord hereunder.

         G. Alterations. Not to make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Landlord. Upon the termination of this Lease by lapse of time or otherwise, all such alterations, physical additions or improvements, and/or fixtures furnished and installed by Tenant which are permanently attached to the Leased Premises, including all heating and air conditioning equipment, shall, at Landlord's option, become a part of the fee remainder; or in the alternative, Landlord may require Tenant to remove such property, as well as Tenant's moveable personal property, promptly upon the termination of this Lease and repair, at Tenant's sole expense, any damage to the Leased Premises caused thereby and Tenant's obligation to so repair shall expressly survive the terminate of this Lease.

         H. Lawful use. Not to occupy or use, or permit the occupancy or use of, the Leased Premises or any portion thereof for any purpose other than that stated in Paragraph B of Article II hereof and in no event for any business or purpose which is unlawful, disreputable or deemed to be extra hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the Building and/or its contents.

         I. Rules. To comply with all reasonable laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) in effect now or in the future, relating to the use, condition or occupancy of the Leased Premises. Tenant will comply with all rules of the Building, the Other Buildings and the Center, which may be adopted by Landlord from time to time for the safety, care and cleanliness of the Leased Premises, the Building, the Other Buildings and the Center, and for preservation for good order therein, all of which will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant.

         J. Entry. To permit Landlord or its agents or representatives the right of entry into and upon any part of the Leased Premises at all reasonable hours to inspect same, clean or make repairs, alterations or additions thereto, as Landlord may deem necessary or desirable, and Tenant shall not be entitled to any abatement or reduction of rent by reason of such entry. During the period that is six (6) months prior to the expiration of the Term, Landlord and Landlord's authorized agents and representatives shall have the right to enter the Leased Premises at any time during reasonable business hours for the purpose of showing the Leased Premises and shall have the right to erect on the Leased Premises a suitable sign indicating the Leased Premises are available.

         K. Nuisance. To conduct its business and control its agents, employees, contractors, invitees and guests in such manner as not to create any nuisance or to interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building, the Other Buildings and the Center.

                                    ARTICLE V

         Landlord and Tenant mutually covenant and agree as follows:

         A. Subordination. This Lease is expressly subject, subordinate and inferior to the matters referred to on Exhibit "G" hereto, as presently or hereafter affecting the Building, the Other Buildings or Center, and any future expansion thereof or additions thereto, and to any first mortgage, deed of trust, security agreement or other lien or encumbrance whatever resulting from any method of financing or refinancing, presently or henceforth placed upon the Building or Center, and any future expansion thereof or additions thereto, and to all advances of money or other value heretofore or hereafter made upon the Building, the Other Buildings or Center, and to any future expansion thereof or additions thereto; provided, however, the foregoing provisions of this Paragraph A of Article V to the contrary notwithstanding, if Landlord or the holder of any such mortgage, deed of trust, security agreement or other lien or encumbrance shall elect to make this lease superior, then this lease shall be deemed superior to any such mortgage, deed or trust, security agreement or other lien or encumbrance. Without limiting the generality or effect of the foregoing provisions of this Paragraph A of Article V, Tenant covenants and agrees, promptly upon request of Landlord, to execute and deliver in the recordable form provided by Landlord, an acknowledgment of Lease subordination or superiority, as the case may be, according to the election made by Landlord, or the holder of such mortgage, deed of trust, security agreement or other lien or encumbrance as hereinabove provided. Subject to the foregoing provisions of this Paragraph A of
Article V, Landlord reserves the right, without notice to or consent of Tenant, to assign, pledge or mortgage this Lease and/or any and all rents hereunder as security for the payment of any mortgage loan, deed of trust loan or other method of financing or refinancing.

         B. Non-Disturbance. In the event any such mortgage is foreclosed, or in the event of exercise of the power of sale under any such deed of trust, the purchaser at said foreclosure or trustee's sale shall be considered the landlord hereunder and shall be deemed to assume and to agree to perform the duties of Landlord hereunder, and so long as Tenant complies with all of the terms and provisions of this Lease, and is not in default hereunder, this lease shall not be affected by said foreclosure or trustee's sale, and said purchaser shall recognize Tenant's rights to continue to rights hereunder, and Tenant will attorn to said purchaser and will recognize said purchaser as the owner and landlord under this Lease.

         C. Eminent Domain - Total Taking. In the event of a taking of the Lease Premises or damage related to the exercise of the power of eminent domain by any agency, authority, public utility, person, or corporation or entity empowered to condemn property ("Taking") of the entire Leased Premises or so much thereof as to prevent or substantially impair their use by Tenant during the Lease term (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the Premises, or a portion thereof, passes to and vests in the condemner or the effective date of any order for possession if issued prior to the date title vests in the condemner ("Date of Taking"), (ii) Landlord shall refund to Tenant any prepaid rent, (iii) Tenant shall pay to Landlord any rent to charges due Landlord under the Lease, each prorated as of the Date of Taking, (iv) Tenant shall receive from the Award those portions of the Award attributable to relocation of Tenant, improvements to the Premises made and paid for by Tenant and trade fixtures, equipment, and furniture of Tenant, and (v) the remainder of the Award shall be paid to and be the property of the Landlord.

         D. Eminent Domain - Partial Taking. In the event a portion of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in
Article V, Paragraph C above, Lessor may, at Lessor's sole risk and expense, restore and reconstruct the building and other improvements and on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award.

         E. Holding over. In the event of holding over by Tenant after expiration or earlier termination of this Lease without the written consent of Landlord, Tenant shall pay as liquidated damages double rent for the entire holdover period. No holding over by Tenant after the Term shall operate to extend the Term and, in the event of any unauthorized holding over, Tenant shall indemnify Landlord against any and all claims for damages or loss resulting therefrom, including, but not limited to, claims by any other tenant to whom Landlord may have leased all or any part of the Leased Premises covered hereby effective upon the expiration or earlier termination of this Lease. Any holding over with the consent of the Landlord in writing shall thereafter constitute this Lease a tenancy from month to month.

         F. Destruction. In the event of a fire or other casualty in the Leased Premises or the Building, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises shall be partially destroyed by fire or other casualty so as to render the Leased Premises untenantable, Base Rental shall abate thereafter until such time as the Leased Premises are made tenantable by Landlord; provided, however, that if the Leased Premises are so partially destroyed but are only rendered partially untenantable, there shall only be a partial abatement of Base Rental corresponding to the time and extent the Leased Premises or any other part of the Building shall be so damaged that Landlord shall decide not to rebuild, then Landlord shall have the right, at its sole option, to terminate this Lease and upon notice thereof from Landlord and upon payment of all Base Rental and additional rental owed up to the time of destruction, this Lease shall cease and come to an end.

         G. Conveyance by Landlord. Landlord shall have the right to sell, transfer, or assign, in whole or in part, all its rights and obligations hereunder, and all or any part of its interest in the Building, the Other Buildings and the Center. In the event of any such conveyance, the grantee shall take the property subject to the terms of this Lease and shall be subrogated to all of the rights of the Landlord hereunder and in such event, no further liability or obligation shall thereafter accrue against Landlord hereunder.

         H. Default. In the event of any failure of Tenant to pay any rent reserved herein or any other payment or charge due hereunder in the time and manner provided herein, or in the event Tenant shall violate, neglect, fail to observe, keep or perform any covenant, agreement or stipulation herein contained on Tenant's part to be observed, kept or performed, which default shall continue
(1) for ten (10) days after notice of failure to pay rent or other payment or charge, or (2) for thirty (30) days after notice of default on account of any failure to perform or keep any other of the terms, conditions or covenants of this Lease (which notice in either instance shall be given by Landlord to Tenant in writing), or if Tenant, or any guarantor of Tenant's performance under this Lease, shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against them, or either of them in any court, pursuant to any state or federal statute, a petition in bankruptcy or insolvency or reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor petitions for or enters into an arrangement, or if Tenant shall abandon the Leased Premises or suffer this Lease to be taken under any writ of execution, then, in addition to all other remedies and courses of action now and hereafter provided by law, Landlord shall have the immediate right to re-enter the Leased Premises and remove all personal and property therefrom, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         I. Re-entry. Should Landlord elect to re-enter, as provided above, or should Landlord take possession of the Leased premises pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may either terminate this Lease or Landlord may from time to time thereafter make such alterations or repairs as may be necessary in order to relet the Leased Premises or any portion thereof, and Landlord may relet the Leased Premises or any portion thereof for such term or terms (not to extend beyond the Term), and for such rental or rentals and upon such other agreements and conditions as Landlord, in its sole discretion, may deem advisable; and upon such reletting, all rentals actually received by Landlord from such reletting shall be applied, first, to the payment of any sum other than rent due hereunder; second to the payment of any cost and expense of reletting, including brokerage, attorney's fees and the cost of alterations and repairs; third, to the payment of any rent due and unpaid hereunder; and finally, the residue, if any, shall be held by Landlord and applied in payment of future rent, as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that agreed to be paid hereunder by Tenant during that month, Tenant shall pay any such deficiency to Landlord, such deficiency to be calculated and paid months. No such re-entry shall be constructed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to tenant.

         J. Termination. Notwithstanding any prior election to terminate, Landlord may, at any time subsequent to such re-entry, elect to terminate this Lease on account of such previous breach, and in the event of any such termination, whether subsequent to re-entry or contemporaneous therewith, in addition to any other remedy it may have, Landlord may recover from Tenant all damages incurred by reason of such breach, including reasonable attorney's fees and actual cost incurred in recovering possession of the Leased Premises, and including a sum equal to the excess, if any, of the amount of Base Rental and additional rent reserved in this Leased Premises for such period, all of which amounts shall be immediately due and payable from Tenant to Landlord. For the purpose of determining the rent which would be payable by tenant hereunder subsequent to default, the annual rent for each year of the unexpired portion of the Term shall be equivalent to the average Base Rental and additional rent paid by Tenant from the commencement of the Term to the time of default, or during the preceding three (3) calendar years, whichever period is shorter.

         K. Attorney's Fees. In the event either Landlord or Tenant files suit to enforce any covenant of this Lease, the party against whom final, non-appealable judgement is rendered shall pay all costs and expenses of suit incurred by the prevailing party, including such reasonable attorney's fees as shall be fixed by the court.

         L. Cumulative. The rights and remedies hereinabove provided Landlord in the event of any default by Tenant, or in the event of any act, omission, or set of circumstances constituting default hereunder, as hereinabove provided, shall be cumulative and not exclusive, one of the other, and further provided, each of said rights and remedies shall be cumulative of and without prejudice to the rights, remedies and causes of action provided Landlord by law, present or future.

         M. Waiver. One or more waivers of any breach or violation of any agreement, covenant or conditions herein contained shall not be deemed to be a waiver of any subsequent violation or breach of the same or any other covenant or condition herein contained, and the consent or approval by either party to any act by the other, which act requires the consent or approval of the other party, shall not be deemed to waive or render unnecessary the future requirement of consent or approval to the same or similar act; and the subsequent acceptance of rent or other charges hereunder shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rent or other charges so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of said rent or other charges. No express covenant, term or condition of this Lease shall be deemed to have been waived by either party, unless such waiver be in writing.

         N. Landlord's Fire Insurance. At all times during the Term, Landlord shall cause to be maintained a policy or policies of fire and extended coverage insurance, issued by and binding upon some licensed insurance company, covering the Building, including the Leased Premises and Leasehold Improvements (exclusive of contents), in an amount equal to not less than eighty percent (80%) of the replacement cost thereof. Such insurance shall insure Landlord (and other persons, firms or corporations as may be designated by Landlord) against the losses provided for in said policy or policies subject to the terms and provisions of this Lease and any first mortgage or deed of trust covering the Building; and Tenant shall have no interest in said policy or policies or proceeds therefrom. Landlord shall not be obligated to insure any furnishings, equipment, trade fixtures, or other personal property which Tenant may place or cause to be placed upon the Leased Premises, or any improvements which Tenant may construct therein.

         O. Landlord's Liability Insurance. Likewise, Landlord shall cause to be maintained a policy or policies of comprehensive general liability insurance issued by and binding upon some licensed insurance company, insuring Landlord (and such other persons, firms or corporations as may be designated by Landlord) against loss of life, bodily injury and/or property damage with respect to the Common Areas and the operation of the Center, subject to the terms and provision of this Lease and any first mortgage or deed of trust covering the Center; and Tenant shall have no interest in said policy or policies or proceeds therefrom.

         P. Tenant's Fire Insurance. At all times during the Term, Tenant shall keep the trade fixtures, equipment, furnishings, fixtures, improvements and any other personal property furnished and installed by Tenant insured against loss or damage by fire or other casualty, with fire and extended coverage insurance in an amount equal to ninety percent (90%) of the replacement cost thereof, written by one or more responsible insurance companies approved by Landlord and licensed to do business in the State of Texas, which insurance companies shall be rated not less than A+10 by Best Guide Rating, insurance Tenant, and naming as additional insured Landlord and such other persons, firms or corporations as are designated by Landlord. Each such policy shall be noncancellable for any cause without first giving Landlord ten (10) days prior written notice.

         Q. Tenant's Liability Insurance. Likewise, Tenant shall maintain in force during the Term a policy or policies of comprehensive public liability insurance, including property damage, written by one or more responsible insurance companies approved by Landlord and licensed to do business in Texas, which insurance companies shall be rated not less than A+10 by Best Guide Rating, insurance Tenant, and naming as additional insured Landlord and such other persons, firms, or corporations as are designated by Landlord, against loss of life, bodily injury and/or property damage with respect to the Leased premises and the business operated therein by Tenant, in which the limit of public liability shall not be less than FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) single limit bodily injury and in which the limit of property damage liability shall be not less than ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00). Each such policy shall be noncancellable for any cause without first giving Landlord ten (10) days prior written notice.

         R. Policies. Tenant shall deliver a copy of each such policy, or a certificate or said insurance, to Landlord on or before the commencement date of the Term.

         S. Hold Harmless. Tenant shall indemnify and save Landlord harmless from and against (i) any and all costs, liability or expense arising out of the claim of any person or persons on account of any occurrence in, on or at the Leased Premises, Building, Other Buildings or Center resulting from the occupancy or use of the Leased Premises by Tenant, or by any person or persons holding under Tenant (including, without limitation and for purposes of this Paragraph S of Article V, Tenant's guests, invitees, agents, contractors, employees, servants, subtenants or assignees), except however, for losses or damage caused by Landlord's gross negligence or willful misconduct; (ii) any penalty, damage or charge incurred or imposed by reason of any violation of law or ordinance by Tenant or any person or persons holding under Tenant; and (iii) any and all costs, liability or expense arising out of the claim of Tenant or any person or persons holding under tenant on account of any occurrence in, or on or at the Leased Premises, Building, Other Buildings or Center, except however, for losses or damage caused by Landlord's gross negligence or willful misconduct. Further, Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person resulting from theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or from the acts or omissions of occupants of other space in the Building or Other Buildings; or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, Other Buildings or Center, or failure to make any such repairs, or through operations in the construction of any public or quasi-public work.

         T. Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recover, claim, action or cause of action, against the other, its agents, officers or employees for any loss or damage to or loss of any part of the Leased Premises or any improvements thereto, or for damage to or loss of any personal property of such party therein, by reason of fire, the elements, or any other perils to the extent against which such matters are insured under the terms of the standard fire and extended coverage insurance policies required hereunder, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and each party hereto covenants that to the extent permitted by the laws and insurance regulations of the State of Texas, without penalty or extra premium charge on account thereof, no insurer shall hold any right of subrogation against such other party, but only to the extent that such waiver would not have the effect of invalidating any insurance coverage of Landlord or Tenant.

         U. Landlord's Lien. In consideration of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien and security interest in all property of Tenant now or hereafter placed in or on the Leased Premises, including, but not limited to, all fixtures, equipment, furnishings and other articles of personal property and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein; provided however, that Landlord hereby subordinates its lien and security interest to any lien or security interest which may attached Tenant's personal property in favor of any third party providing financing to Tenant. Landlord will provide Subordination Agreements reasonably acceptable to all such third party creditors. Said lien and security interest shall in addition to and cumulative of Landlord's liens provided by law. This Lease shall constitute a security agreement under the Texas Uniform Commercial Code so that Landlord shall have and may enforce said security interest and Tenant agrees to execute, as debtor, such financing statement or statements as Landlord, as secured party, may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to said Code. Landlord may at its election at any time file a copy of this Lease as a financing statement for this purpose, the addresses given in Paragraph D of Article VI hereof shall be deemed to be the addresses of Landlord and Tenant. Landlord, as secured party shall be entitled to all of the rights and remedies afforded a secured party under the Texas Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

                                   ARTICLE VI

         Landlord and Tenant further covenant and agree as follows:

         A. Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its successors, heirs, executors, administrators or legal representatives, and to the extent assignment may be approved by Landlord, hereunder, Tenant's assigns.

         B. Certifications. Landlord and Tenant respectively agree at any time and from time to time during the Term, upon not less than ten (10) days prior written request therefor from the other said party, to execute, acknowledge and deliver unto the requesting party a statement or statements, in writing, certifying (if such be true) that this Lease is unmodified and in good standing (or if modified, then in good standing as modified, stating the modification), and the date or dates, if any, to which Base Rental, additional rent or other charges hereunder, if any, have been paid in advance, it being the intention of the parties hereto that any such statement may be relied upon by any prospective purchaser, mortgagee or assignee of any mortgagee of the Leased Premises, the Building, Other Buildings, Center or any part thereof, by any other tenant in the Building or by any approved assignee or subtenant of the Tenant herein.

         C. Memorandum of Lease. Promptly after the commencement date of the Term, Landlord and Tenant may, in accordance with Paragraph A of Article II, execute a memorandum or short form of this Lease Agreement, in recordable form, acknowledging Tenant's acceptance of the Leased Premises for all purposes herein provided and specifying the commencement date and the termination date of the Term, and said agreement shall be recorded, at Landlord's option, in the Office of the County Clerk of Harris County, Texas, but this Lease itself shall not be recorded.

         D. Notices. All notices required or permitted to be given hereunder by either party hereto to the other said party, shall be deemed sufficiently given or made as of the date when mailed by United States Registered Mail, Return Receipt Requested, adequate postage prepaid, to their respective addresses as follows:


        Landlord                                      Tenant
--------------------------------------------------------------------------------

Sam H. Hawkins / dba                         Introgen Therapeutics, Inc.
Plaza del Oro Business Center                8080 North Stadium Blvd.
8012 El Rio                                  Suite 1200
Houston, Texas 88054                         Houston, Texas 77054
                                             Attn:  David Enloe

         Either party hereto may, by notice to the other party in the manner hereinabove provided, change its mailing address.

         E. Payments. No payment made by Tenant or received by Landlord in an amount less than the monthly installment of Base Rental, any additional rent or other charges payable by Tenant hereunder shall be deemed to be other than on account of the earliest stipulated Base Rental, additional rent or other charges payable by Tenant hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as such sum be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such sum or to pursue any other remedy in this Lease or by law provided Landlord. All payments due hereunder shall be deemed made on the date received by Landlord and not on the date mailed.

         F. Entire Agreement. This Lease, together with the Exhibits aforesaid, and the rider or riders, if any, attached hereto and forming a part hereof, contain and set forth the entire agreement and understanding between the parties hereto concerning the Leased Premises, and there are no covenants, promises, agreements, conditions or understandings either oral or written, between said parties other than as herein expressly set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon either party hereto, unless reduced to writing and signed by both Landlord and Tenant.

         G. No Partnership. Landlord does not become a partner of Tenant in the conduct of its business or otherwise, or a joint venturer or a member of a joint enterprise with Tenant by virtue of this Lease.

         H. Force Majeure. In the event either party hereto shall be delayed, hindered or prevented from the performance of any act required hereunder by reason of strike, lockouts, labor disputes, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of like nature not the fault of the party so delayed, then the performance of such acts shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided that if for any reasons set forth in this Article VI (H), Landlord should be unable to provide peaceful occupancy of the premises together with the services Landlord is obligated to provide herein, then Tenant shall be excused from paying rent for so long as such occupancy or services are not available.

         I. Captions. The captions, paragraph numbers and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles, nor in anyway affect this Lease.

         J. Pronouns. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant any notice required or permitted by the terms of this Lease may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than on Landlord or Tenant, and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

         K. Brokerage. Each party hereto represents and warrants unto the other that there are no claims of brokerage commissions or finder's fees in connection with the negotiation or execution of this Lease except that agreement between Tenant and Colliers Appelt Womack dated the 26th of May, 1996, and each of the parties hereto agrees to indemnify and save the other harmless from and against all liabilities arising from any other claim, including without limitation, cost of attorney's fees in connection therewith.

         L. Severability. If any provision, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision, covenant or condition to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision, covenant or condition of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

         M. Survival. Any representation, warranty, covenant or agreement contained herein which contemplated performance after the expiration or termination of this Lease shall be deemed to survive such expiration or termination.

         N. No Personal Liability. Tenant agrees to look solely to Landlord's interest in the Development for the recovery of any judgement from Landlord, it being agreed that Landlord shall never be personally liable for any such judgement.

         O. Option to Extend. Tenant is hereby granted an option to extend the term of this lease for a six (6) month period upon the same terms and conditions as herein contained, provided, Tenant gives Landlord written notice at lease sixty (60) days prior to the expiration of the initial term of its election to exercise the option. If the term hereof is so extended then the rental to be paid for the six (6) month option term shall be an amount equal to the rental provided to be paid for the initial terms hereunder.

         P. Leasehold Repairs: Landlord agrees to patch existing holes in walls, touch up paint and replace existing carpet prior to occupancy by Tenant.

         EXECUTED, as of the day, month and year first hereinabove written.

                                            Sam H. Hawkins, dba
                                            PLAZA DEL ORO BUSINESS CENTER



                                            By:  /s/ SAM H. HAWKINS
                                               -------------------------------
                                                   Landlord


                                            INTROGEN THERAPEUTICS, INC.



                                            By:  /s/ DAVID NANCE
                                               -------------------------------
                                                   Name:  David Nance
                                                   Title:  President

                                    EXHIBIT A

SURVEY OF 464,366 SQUARE FEET OR 10.6604 ACRES OUT OF UNRESTRICTED RESERVE "A" OF PLAZA DEL ORO, SECTION 6, AS RECORDED IN VOLUME 264, PAGE 51, HARRIS COUNTY MAP RECORDS; SAID 10.6604 ACRES BEING PART OF A CERTAIN 6.6135 ACRE TRACT DESCRIBED IN DEED RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. H161823, ALL OF A CERTAIN 2.6474 ACRE TRACT DESCRIBED IN DEED RECORDED UNDER CLERK'S FILE NO. J157466, AND PART OF A CERTAIN 7.9752 ACRE TRACT DESCRIBED IN DEED RECORDED UNDER CLARK'S FILE NO. H161825, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, LOCATED IN THE P.W. ROSE SURVEY, ABSTRACT NO. 645, HARRIS COUNTY, TEXAS:

BEGINNING at a 5/8 iron rod found for the northwest corner of Unrestricted Reserve "A" of Plaza Del Oro Section 6 and the southwest corner of Lot 8, Block 42 of Institute Place as recorded in Volume 4, Page 32, Harris County Map Records, said point being in the east line of a 100 foot wide Houston and Great Northern Railroad Company easement as described in Volume 10, Page 612, Harris County Deed Records, and the north line of a 60 foot wide railroad easement as described in Volume 2646, Page 414, Harris County Deed Records;

THENCE S 72 deg 16 min. 04 sec. E, along a common line, being the south line of Block 42 and 43 of said Institute Place and the north lines of Unrestricted Reserve "A" of Plaza Del Oro Section 6 and said 60 foot wide railroad easement,
458.34 feet to a 1/2 inch iron rod set for the northeast corner of the herein described tract;

THENCE S 17 deg. 43 min. 56 sec. W, 404.82 feet to a 1/2 inch iron rod set in the north line of El Camino (60 feet wide);

THENCE in a southwesterly direction with the north line of El Rio along a curve to the left having a radius of 85.00 feet and a central angle of 70 deg. 55 min. 30 sec., for an arc distance of 105.22 feet to a 1/2 inch iron rod set for the point of tangency;

THENCE S 17 deg. 25 min. 00 sec. W, along the west line of El Rio 612.34 feet to a 5/8 inch iron rod found for the southeast corner of the herein described tract;

THENCE N 72 deg. 35 min. 00 sec. W, along the north line of a certain 3.365 acre tract described in deed dated December 11, 1981 to State Farm Mutual Automobile Insurance Company recorded under Clerk's File No. H261112, 400.00 feet to a 5/8 inch iron rod found in the common line between the above mentioned Houston and Great Northern Railroad Company 100 foot wide easement and Unrestricted Reserve "A" of Plaza Del Oro Section 6 for the southwest corner of the herein described tract;

THENCE N 17 deg. 25 min. 00 sec. E, along the east line of said 100 foot railroad easement, 940.53 feet to a 1/2 inch iron rod set for the point of curvature of a curve to the right;

THENCE in a northeasterly direction with said common line along a curve to the right having a radius of 11,409.22 feet and a central angle of 0 deg. 48 min. 03 sec., for an arc distance of 159.47 feet to the POINT OF BEGINNING and containing 464,366 square feet or 10.6604 acres of land.
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                                    EXHIBIT B

                               [PLAN OF PREMISES]
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                                    EXHIBIT C

                               [PLAN OF PREMISES]